                                    AMENDMENT NO. 5 TO REVOLVING CREDIT
                                   AGREEMENT, LIMITED WAIVER AND CONSENT

         This AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT,  LIMITED WAIVER AND CONSENT (this  "Amendment")
dated as of February 25, 2004, is by and among U.S. XPRESS  ENTERPRISES,  INC., a Nevada  corporation,  U.S.
XPRESS,  INC., a Nevada  corporation,  XPRESS  GLOBAL  SYSTEMS,  INC.  (f/k/a  CSI/Crown,  Inc.),  a Georgia
corporation,  and U.S. XPRESS LEASING,  INC., a Tennessee  corporation  (each a "Borrower" and collectively, the  "Borrowers"),  and  FLEET  CAPITAL  CORPORATION,  a Rhode  Island  corporation  and the  other  lending institutions listed on Schedule 1 to the Credit Agreement (collectively,  the "Lenders"),  and FLEET CAPITAL
CORPORATION,  as administrative agent for itself and such other lending institutions (in such capacity,  the
"Administrative  Agent"), with FLEET SECURITIES,  INC., as arranger,  and LASALLE BANK NATIONAL ASSOCIATION, as syndication agent.

         WHEREAS,  the  Borrowers,  the  Lenders  and the  Administrative  Agent are  parties to a Revolving
Credit  Agreement,  dated as of March 29,  2002 (as  amended  and in effect  from time to time,  the "Credit
Agreement"),  pursuant to which the Lenders have agreed,  upon certain terms and  conditions,  to make loans and otherwise extend credit to the Borrowers;

         WHEREAS,  the  Borrowers  and their  Subsidiaries  desire to  effectuate  a series of  transactions whereby the  organizational  structure of the Borrowers and their  Subsidiaries  will be  restructured  (the
"Restructuring");

         WHEREAS,  the Borrowers,  the Lenders and the  Administrative  Agent have agreed,  on the terms and conditions set forth herein,  to amend and/or waive certain  provisions of the Credit  Agreement and certain other Loan Documents in order to, among other things, permit the Restructuring; and

         WHEREAS,  capitalized  terms which are used herein without  definition and which are defined in the
Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW,  THEREFORE,  in  consideration  of the  foregoing  premises  and for other  good and  valuable consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Borrowers,  the Lenders and the Administrative Agent hereby agree as follows:

         1.      Specific  Waivers.  In  connection  with the  Restructuring,  the Lenders  hereby agree to waive the following provisions of the Credit Agreement:

                  (a)      the  application  of Section  9.3 of the Credit  Agreement  solely in  connection with the capital  contribution  of certain  assets  (the CMC  Assets)  acquired by Xpress  Global
         Systems,  Inc. (Xpress  Global) in connection with the acquisition of Cargo Movement  Corporation to Cargo Movement Corp. (CMC), a newly formed subsidiary of Xpress Global; and

                  (b)      the  application  of Section 9.5.2 of the Credit  Agreement  solely in connection with the disposition of the CMC Assets by Xpress Global to CMC.

         2.      Amendment to  Schedules to the Credit  Agreement.  The  Schedules to the Credit  Agreement
are hereby  amended by deleting  Schedule 7.19 and Schedule 9.3 in their entirety and  substituting  the new
Schedule 7.19 and Schedule 9.3 attached hereto in lieu thereof.

         3.      Consent to Name  Change and  Waiver.  Each of the  Lenders  and the  Administrative  Agent
hereby  consent to  Dedicated  Xpress  Services,  Inc.s  change of name to Xpress  Waiting,  Inc.  (Xpress
Waiting).  All references in the Loan Documents to Dedicated  Xpress  Services,  Inc. shall hereafter refer to  Xpress  Waiting.  In  addition,  each of the  Lenders  and the  Administrative  Agent  hereby  waive the requirement that the Borrowers provide thirty (30) days prior written notice of such change of name.

         4.      Amendment to Annex to the Stock Pledge  Agreement.  Annex A to the Stock Pledge  Agreement
is hereby amended by deleting Annex A in its entirety and  substituting  the new Annex A attached  hereto in lieu thereof.

         5.      Representations  and  Warranties.Each  Borrower  hereby  represents  and warrants to the
Administrative Agent as follows:

                  5.1      Representation and Warranties in the Credit  Agreement.The  representations and warranties  of each  Borrower  contained  in the  Credit  Agreement  were true and  correct  in all material  respects as of the date when made and  continue  to be true and  correct in all  material respects on the date hereof.

                  5.2      Ratification,  Etc.Except  as  expressly  amended  hereby,  each of the  Credit
         Agreement  and the Stock  Pledge  Agreement is hereby  ratified  and  confirmed in all respects and shall  continue  in full  force and  effect.  Each of the  Credit  Agreement  and the Stock  Pledge
         Agreement  shall,  together with this Amendment,  be read and construed as single  agreements.  All references  in the Credit  Agreement  and the Stock Pledge  Agreement  or any related  agreement or instrument  shall hereafter refer to the Credit Agreement and the Stock Pledge  Agreement,  in each case as amended hereby.

                  5.3      Authority,  Etc.The  execution and delivery by each Borrower of this  Amendment and the  performance by each Borrower of all of its respective  agreements  and  obligations  under the Credit  Agreement and the Stock Pledge  Agreement,  in each case as amended hereby,  are within such  Borrower's  corporate  authority and have been duly  authorized  by all  necessary  corporate action on the part of such Borrower.

                  5.4      Enforceability.  This Amendment and each of the Credit  Agreement and the Stock
         Pledge  Agreement,  in each case as  amended  hereby,  constitute  the  legal,  valid  and  binding obligations  of each Borrower and are  enforceable  against each Borrower in accordance  with their terms, except as enforceability is limited by bankruptcy,  insolvency,  reorganization,  moratorium or other laws relating to or affecting  generally the enforcement of,  creditors' rights and except to the extent that  availability  of the remedy of specific  performance  or  injunctive  relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         6.      Effectiveness  of  Amendment.This  Amendment  shall  become  effective  (the  "Effective
Date") upon the satisfaction of each of the following  conditions,  in each case in a manner and in form and substance satisfactory to the Administrative Agent:

                  (a)      This  Amendment  shall  have  been duly  executed  and  delivered  by each of the
         Borrowers,  the Guarantors,  the Administrative Agent and the Required Lenders and shall be in full force and effect;

                  (b)      The  Administrative  Agent shall have received evidence that CMC has entered into a security agreement (the "New Subsidiary  Security  Agreement") with the Administrative  Agent for the benefit of the  Administrative  Agent and the Lenders,  in form and substance  satisfactory  to the Administrative Agent;

                  (c)      The  Administrative   Agent  shall  have  received  from  CMC  a  duly  completed
         Perfection Certificate in the form prescribed by the New Subsidiary Security Agreement;

                  (d)      The  Administrative  Agent shall have  received  evidence that CMC has executed a guaranty (the "New Subsidiary  Security  Guaranty" and,  together with the New Subsidiary  Security
         Agreement,  the "New Security  Documents") in favor of the Administrative  Agent for the benefit of
         the   Administrative   Agent  and  the  Lenders,   in  form  and  substance   satisfactory  to  the
         Administrative Agent;

                  (e)      The  Administrative  Agent shall have  received the original  stock  certificates representing  100% of the capital  stock of CMC,  together  with  instruments  of  assignment  duly executed in blank, in each case in form and substance satisfactory to the Administrative Agent;

                  (f)      The  Administrative  Agent shall have  received from the Secretary of CMC a copy, certified  by such  Secretary  to be  true  and  complete  as of such  date,  of (i) the  Governing
         Documents  of such  Person,  (ii) the  resolutions  of such  Persons  Board of  Directors or other management  authorizing,  to  the  extent  it is a  party  thereto,  the  execution,  delivery  and performance of this Amendment and such other documents  contemplated  hereby,  and (iii) the names, titles,  incumbency  and  signatures  of the officers of such Person who are  authorized to execute and deliver this Amendment and the other Loan Documents;

                  (g)      The  Administrative  Agent  shall  have  received  from the  Secretary  of Xpress
         Waiting a copy,  certified by such  Secretary  to be true and complete as of such date,  of (i) the
         Governing  Documents of such Person and (ii) the names,  titles,  incumbency  and signatures of the officers of such Person who are  authorized  to execute and deliver  this  Amendment  and the other
         Loan Documents;

                  (h)      The   Administrative   Agent  shall  have  received  a  favorable  legal  opinion addressed to the  Administrative  Agent and the Lenders,  dated as of the date hereof,  in form and substance  satisfactory to the Administrative  Agent, from counsel to CMC, concerning  corporate or other applicable  entity  authority  matters and the  enforceability  of each of this Amendment and each of the New Security Documents,  and concerning such other matters as the Administrative  Agent may request; and

                  (i)      The  Administrative  Agent  shall  have  received  such other  items,  documents, agreements or actions as the  Administrative  Agent may  reasonably  request in order to effectuate the transactions contemplated hereby.

         7.      No Other  Amendments.Except  as expressly  provided in this Amendment,  all of the terms and  conditions of each of the Credit  Agreement and the Stock Pledge  Agreement  shall remain in full force and effect.

         8.      Execution   in   Counterparts.This   Amendment   may  be   executed  in  any  number  of
counterparts,  but all such counterparts  shall together  constitute but one instrument.  In making proof of this  Amendment  it shall not be  necessary  to produce or account for more than one  counterpart  signed by each party hereto by and against which enforcement hereof is sought.

         9.      Miscellaneous.THIS  AMENDMENT  SHALL BE DEEMED TO BE A  CONTRACT  UNDER  SEAL  UNDER THE
LAWS OF THE  COMMONWEALTH  OF  MASSACHUSETTS  AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE  COMMONWEALTH  OF  MASSACHUSETTS  (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR
CHOICE OF LAW).  The captions in this  Amendment are for  convenience of reference only and shall not define or limit the provisions hereof.

                                [Remainder of page intentionally left blank]

                                                    -7-

         IN WITNESS  WHEREOF,  the  undersigned  have duly executed this  Amendment as of the date first set forth above.

                                                     BORROWERS:

                                                     U.S. XPRESS ENTERPRISES, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Executive Vice President of Finance, Chief
                                                                     Financial Officer and Assistant Secretary

                                                     U.S. XPRESS, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     XPRESS GLOBAL SYSTEMS, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     U.S. XPRESS LEASING, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     LENDERS:

                                                     FLEET CAPITAL CORPORATION, individually and as
                                                     Administrative Agent

                                                     By: /s/ Christopher Godfrey
                                                            Name:Christopher Godfrey
                                                            Title:Senior Vice President

                                                     FLEET NATIONAL BANK,
                                                     as Issuing Bank

                                                     By: /s/ Christopher Godfrey
                                                            Name:Christopher Godfrey
                                                            Title:Senior Vice President

                                                     THE CIT GROUP/BUSINESS CREDIT, INC.

                                                     By: /s/Arthur R. Cordwell, Jr.
                                                            Name: Arthur R. Cordwell, Jr.
                                                            Title:Vice President

                                                     LASALLE BANK NATIONAL ASSOCIATION

                                                     By: /s/ Stefan R. Loeb
                                                            Name:Stefan R. Loeb
                                                            Title:Corporate Banking Officer

                                          RATIFICATION OF GUARANTY

Each of the undersigned  Guarantors hereby acknowledges and consents to the foregoing Amendment,  and agrees that the  Guaranty  from  such  Guarantor  in favor  of the  Administrative  Agent  for the  benefit  of the
Administrative  Agent and the  Lenders  and all other  Loan  Documents  to which such  Guarantor  is a party remain in full force and effect,  and each of the  Guarantors  confirms and ratifies all of its  obligations thereunder.

                                                     XPRESS AIR, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     XPRESS COMPANY STORE, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     XPRESS HOLDINGS, INC.

                                                     By: /s/ Rebecca Howell
                                                            Name:  Rebecca Howell
                                                            Title:  Secretary and Treasurer

                                                     XPRESS COLORADO, INC.
                                                     (f/k/a CSI Acquisition Corporation)

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     DEDICATED XPRESS SERVICES, INC.

                                                     By: /s/ Ray M. Harlin
                                                            Name:  Ray M. Harlin
                                                            Title:  Assistant Secretary

                                                     XPRESS NEBRASKA, INC.

                                                     By: /s/ Al Hingst
                                                            Name:  Al Hingst
                                                            Title:

                                                     COLTON XPRESS, LLC

                                                     By:      U.S. Xpress Enterprises, Inc.,
                                                              its sole Managing Member

                                                     By: /s/ Ray M. Harlin
                                                              Name:  Ray M. Harlin
                                                              Title:  Executive Vice President of
                                                                     Finance, Chief Financial Officer and
                                                                     Assistant Secretary

                                                    Schedule 7.19

                                                 Subsidiaries, Etc.

                                                                                              Chief Executive Office/
                     Subsidiary              State of Formation                             Principal Place of Business

         U.S. Xpress, Inc.                            Nevada               4080 Jenkins Road, Chattanooga, TN  37421

         U.S. Xpress Leasing, Inc.                    Tennessee            4080 Jenkins Road, Chattanooga, TN  37421

         Xpress Air, Inc.                             Tennessee            4080 Jenkins Road, Chattanooga, TN  37421

         Xpress Company Store, Inc.                   Tennessee            4080 Jenkins Road, Chattanooga, TN  37421

         Xpress Holdings, Inc.*                       Nevada               3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV  89109

         Xpress Global Systems, Inc.                  Georgia              1537 New Hope Church Road, Tunnel Hill, GA  30755

         Xpress Colorado, Inc.                        Georgia              1537 New Hope Church Road, Tunnel Hill, GA  30755

         Xpress Nebraska, Inc.                        Nebraska             201 Capital Beach Blvd., Lincoln, NE  68528

         Xpress Waiting, Inc.                         Nevada               1537 New Hope Church Road, Tunnel Hill, GA  30755

         Colton Xpress, LLC                           California           4080 Jenkins Road, Chattanooga, TN  37421

         Cargo Movement Corp.                         Nevada               1537   New    Hope    Church    Rd.,    Tunnel    Hill,    GA
                                                                  30755

         *Xpress  Holdings,  Inc.  currently holds  4,966,000  shares of the Common Stock (par value $0.01) of Transplace,  Inc.,  which represents a 12.415% ownership interest in that company.

                                                    Schedule 9.3

                                                Existing Investments

                                                                              No. of Shares
                                                            No. of Shares        Issued/
              Company                   Types of Stock        Authorized       Outstanding      Beneficial/Record Ownership
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
U.S. Xpress, Inc.                     Common Stock         22,000            22,000            U.S. Xpress Enterprises, Inc.
                                      (par value $10.00)                                       22,000 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
U.S. Xpress Leasing, Inc.             Common Stock         500               500               U.S. Xpress Enterprises, Inc.
                                      (par value $1.00)                                        500 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Air, Inc.                      Common Stock         1,000             100               U.S. Xpress Enterprises, Inc.
                                      (no par value)                                           100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Company Store, Inc.            Common Stock         1,000             100               U.S. Xpress Enterprises, Inc.
                                      (no par value)                                           100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Holdings, Inc.                 Common Stock         1,000             100               U.S. Xpress Enterprises, Inc.
                                      (par value $0.01)                                        100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Global Systems, Inc.           Common Stock         500               500               U.S. Xpress Enterprises, Inc.
                                      (no par value)                                           500 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Colorado, Inc.                 Common Stock         1,000             100               U.S. Xpress Enterprises, Inc.
                                      (par value $0.01)                                        100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Nebraska, Inc.                 Common Stock         1,000             100               Xpress Colorado, Inc.
                                      (par value $0.01)                                        100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Xpress Waiting, Inc.                  Common Stock         1,000             100               Xpress Global Systems, Inc.
                                      (par value $0.01)                                        100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Transplace, Inc.                      Common Stock         200,000,000       40,000,000        Xpress Holdings, Inc.
                                      (par value $0.01)                                        4,966,000 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
                                      Preferred Stock      50,000,000        0                 N/A
                                      (par value $0.01)
------------------------------------- -------------------- ----------------- ----------------- -------------------------------
Cargo Movement Corp.                  Common Stock         1,000             100               Xpress Global Systems, Inc.
                                      (par value $0.01)                                        100 shares
------------------------------------- -------------------- ----------------- ----------------- -------------------------------

In  addition  to the  foregoing  investments,  (i) U.S.  Xpress,  Inc.  owns a 49%  membership  interest  in
Johnson-Houston  Xpress,  LLC, (ii) U.S. Xpress  Enterprises owns a 30% membership  interest in Xtra Benefit
Plans, LLC and a 100% membership  interest in Colton Xpress,  LLC, and (iii) U.S. Xpress  Enterprises made a capital  contribution  of unsecured  promissory  notes owing from U.S.  Xpress,  Inc.,  U.S. Xpress Leasing,
Inc., and Xpress Global Systems,  Inc. having an aggregate  principal  amount of not more than  $133,450,000 to Xpress  Colorado,  Inc.,  which company made a capital  contribution  of those same unsecured  promissory notes to Xpress Nebraska, Inc.

The Administrative  Agent will not be granted a security interest in any ownership  interests in Transplace,
Inc., Johnson-Houston Xpress, LLC or Xtra Benefit Plans, LLC.

                                          Annex A to Stock Pledge Agreement

         None of the issuers has any  authorized,  issued or outstanding  shares of its capital stock of any class or any  commitments  to  issue  any  shares  of its  capital  stock  of any  class  or any  securities convertible  into or  exchangeable  for any shares of its  capital  stock of any class  except as  otherwise stated in this Annex A.

                                                  Number of      Number of      Number of       Par or
                     Record        Class of      Authorized       Issued       Outstanding    Liquidation
     Issuer          Owner          Shares         Shares         Shares         Shares         Value
----------------- -------------- -------------- -------------- -------------- -------------- --------------
U.S. Xpress,      U.S. Xpress    Common Stock          22,000         22,000         22,000  Par Value
Inc.              Enterprises,                                                               $10.00
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
U.S. Xpress       U.S. Xpress    Common Stock             500            500            500  Par Value
Leasing, Inc.     Enterprises,                                                               $1.00
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress Air, Inc.  U.S. Xpress    Common Stock           1,000            100            100  No Par Value
                  Enterprises,
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress Company    U.S. Xpress    Common Stock           1,000            100            100  No Par Value
Store, Inc.       Enterprises,
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress            U.S. Xpress    Common Stock           1,000            100            100  Par Value
Holdings, Inc.    Enterprises,                                                               $0.01
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress Global     U.S. Xpress    Common Stock             500            500            500  No Par Value
Systems, Inc.     Enterprises,
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress            U.S. Xpress    Common Stock           1,000            100            100  Par Value
Colorado, Inc.    Enterprises,                                                               $0.01
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress            Xpress         Common Stock           1,000            100            100  Par Value
Nebraska, Inc.    Colorado,                                                                  $0.01
                  Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Xpress Waiting,   Xpress         Common Stock           1,000            100            100  Par Value
Inc.              Global                                                                     $0.01
                  Systems, Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------
Cargo Movement    Xpress         Common Stock           1,000            100            100  Par Value
Corp.             Global                                                                     $0.01
                  Systems, Inc.
----------------- -------------- -------------- -------------- -------------- -------------- --------------